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                                                                    Exhibit 10.4

                                HOLDINGS GUARANTY

                            Dated as of May 27, 2004

                                      From

                               UGS HOLDINGS, INC.

                                  as Guarantor

                                   in favor of

                       THE SECURED PARTIES REFERRED TO IN
                     THE CREDIT AGREEMENT REFERRED TO HEREIN

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                                TABLE OF CONTENTS

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Section 1. Guaranty.......................................................    1

Section 2. Guaranty Absolute..............................................    2

Section 3. Waivers and Acknowledgments....................................    3

Section 4. Subrogation....................................................    4

Section 5. Payments Free and Clear of Taxes, Etc..........................    4

Section 6. Amendments, Etc................................................    4

Section 7. Notices, Etc...................................................    5

Section 8. No Waiver; Remedies............................................    5

Section 9. Right of Set-off...............................................    5

Section 10. Continuing Guaranty; Assignments under the Credit Agreement...    5

Section 11. Execution in Counterparts.....................................    6

Section 12. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc........    6
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                                HOLDINGS GUARANTY

      HOLDINGS GUARANTY dated as of May 27, 2004 (the "GUARANTY") made by UGS HOLDINGS, INC., a Delaware corporation (the "GUARANTOR"), in favor of the Secured Parties (as defined in the Credit Agreement referred to below).

                              PRELIMINARY STATEMENT

      UGS Corp., a Delaware corporation and a wholly owned subsidiary of the Guarantor (the "COMPANY"), and certain Foreign Subsidiaries of the Company (the "OVERSEAS BORROWERS" and, together with the Company, the "BORROWERS") are parties to a Credit Agreement dated as of May 27, 2004 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"); the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with the Guarantor, certain Lenders party thereto, JPMorgan Chase Bank, as the L/C Issuer, the Swing Line Lender and the Administrative Agent, the Overdraft Loan Facility Lender, and the other Agents named therein. The Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Loan Documents and the Secured Hedge Agreements (together with all instruments, agreements or other documents evidencing the Cash Management Obligations, the "FINANCE DOCUMENTS"). It is a condition precedent to the making of Loans and the issuance of Letters of Credit by the Lenders under the Credit Agreement and the entry by the Hedge Banks into Secured Hedge Agreements from time to time that the Guarantor shall have executed and delivered this Guaranty.

      NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into Secured Hedge Agreements from time to time, the Guarantor hereby agrees as follows:

      Section 1. Guaranty. (a) The Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment, whether at scheduled maturity or by acceleration, demand or otherwise, of all Obligations of each Loan Party and each other Restricted Subsidiary which is an obligor with respect to the Cash Management Obligations, Letters of Credit or Secured Hedge Agreements (each, an "OBLIGOR") now or hereafter existing (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the "GUARANTEED OBLIGATIONS"), and agrees to pay any and all expenses incurred by the Administrative Agent or any other Secured Party in enforcing any rights under this Guaranty or any other Loan Document (including reasonable fees, expenses and disbursements of any law firm or other external counsel to the Administrative Agent). Without limiting the generality of the foregoing, the Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Obligor to any Secured Party under or in respect of the Finance Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Obligor.

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      (b) The Guarantor hereby unconditionally and irrevocably agrees that in the event any payment shall be required to be made to any Secured Party under this Guaranty, the Subsidiary Guaranty, the Company Guaranty or any other guaranty, the Guarantor will contribute, to the maximum extent permitted by law, such amounts to each other guarantor so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Finance Documents.

      Section 2. Guaranty Absolute. The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Finance Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Obligations of the Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Obligor under or in respect of the Finance Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Company or any other Obligor or whether the Company or any other Obligor is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

      (a) any lack of validity or enforceability of any Finance Document or any agreement or instrument relating thereto;

      (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Obligor under or in respect of the Finance Documents, or any other amendment or waiver of or any consent to departure from any Finance Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Obligor or any of its Subsidiaries or otherwise;

      (c) any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

      (d) any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Obligor under the Finance Documents or any other assets of any Obligor or any of its Subsidiaries;

      (e) any change, restructuring or termination of the corporate structure or existence of any Obligor or any of its Subsidiaries;

      (f) any failure of any Secured Party to disclose to any Obligor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor now or hereafter known to such Secured Party (the Guarantor waiving any duty on the part of the Secured Parties to disclose such information);

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      (g) the failure of any other Person to execute or deliver any other guaranty or agreement or the release or reduction of liability of any other guarantor or surety with respect to the Guaranteed Obligations; or

      (h) any other circumstance or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Obligor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of the Company or any other Obligor or otherwise, all as though such payment had not been made.

      Section 3. Waivers and Acknowledgments. (a) The Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Obligor or any other Person or any Collateral.

      (b) The Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

      (c) The Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of the Guarantor or other rights of the Guarantor to proceed against any of the other Obligors, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of the Guarantor hereunder.

      (d) The Guarantor acknowledges that the Administrative Agent may, in accordance with the Loan Documents, without notice to or demand upon the Guarantor and without affecting the liability of the Guarantor under this Guaranty, foreclose under any mortgage by nonjudicial sale, and the Guarantor hereby waives any defense to the recovery by the Administrative Agent and the other Secured Parties against the Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

      (e) The Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to the Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor or any of its Subsidiaries now or hereafter known by such Secured Party.

      (f) The Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Finance Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

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      (g) The waivers of the Guarantor set forth in this Section 3 are made to the fullest extent permitted by applicable law.

      Section 4. Subrogation. The Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against the Company, any other Obligor or any other insider guarantor that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under or in respect of this Guaranty or any other Finance Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against the Company, any other Obligor or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, any other Obligor or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, all Letters of Credit shall have been cash collateralized or otherwise back-stopped, in each case, on terms reasonably satisfactory to the Administrative Agent, or shall have expired or been terminated and the Commitments shall have expired or been terminated. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the latest of (a) the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) the Maturity Date and (c) the latest date of cash collateralization or other back-stop, in each case, on terms reasonably satisfactory to the Administrative Agent, or expiration or termination of all Letters of Credit, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of the Guarantor and shall forthwith be paid or delivered to the Administrative Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Finance Documents, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash, (ii) the Maturity Date shall have occurred and (iii) all Letters of Credit shall have been cash collateralized or otherwise back-stopped, in each case, on terms reasonably satisfactory to the Administrative Agent, or expired or been terminated, the Secured Parties will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by the Guarantor pursuant to this Guaranty.

      Section 5. Payments Free and Clear of Taxes, Etc. Any and all payments by the Guarantor under this Guaranty or any other Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes, to the extent required by the provisions of Article 3 of the Credit Agreement applicable to a Borrower thereunder.

      Section 6. Amendments, Etc. No amendment or waiver of any provision of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent and the Guarantor

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(with the consent of the requisite number of Lenders specified in the Credit
Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      Section 7. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communication or facsimile transmission) and mailed, telegraphed, telecopied, faxed or delivered to it, if to the Guarantor, addressed to it in care of the Company at the Company's address specified in Schedule 10.02 of the Credit Agreement, if to any Agent or any Lender, at its address specified in Schedule 10.02 of the Credit Agreement, if to any Hedge Bank, at its address specified in the Secured Hedge Agreement to which it is a party, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall be deemed to be given or made at such time as shall be set forth in Section 10.02 of the Credit Agreement. Delivery by telecopier of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guaranty shall be effective as delivery of an original executed counterpart thereof.

      Section 8. No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      Section 9. Right of Set-off. Upon (a) the occurrence and during the continuance of any Event of Default and (b) the making of the request or the granting of the consent specified by Section 8.02 of the Credit Agreement to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of said Section 8.02, the Administrative Agent and, after obtaining the prior written consent of the Administrative Agent, each other Agent and each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Agent, such Lender or such Affiliate to or for the credit or the account of the Guarantor against any and all of the Obligations of the Guarantor now or hereafter existing under the Loan Documents, irrespective of whether such Agent or such Lender shall have made any demand under this Guaranty or any other Loan Document and although such Obligations may be unmatured. Each Agent and each Lender agrees promptly to notify the Guarantor after any such set-off and application; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Agent and each Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Agent, such Lender and their respective Affiliates may have.

      Section 10. Continuing Guaranty; Assignments under the Credit Agreement. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the latest of (i) the payment in full in cash of the Guaranteed Obligations (other than with respect to Secured Hedge Agreements and Cash Management Obligations which are not yet due and payable) and all other amounts payable under this Guaranty, (ii) the Maturity Date and (iii) the latest date of

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cash collateralization or other back-stop, in each case, on terms reasonably satisfactory to the Administrative Agent, or expiration or termination of all Letters of Credit, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their permitted successors, transferees and assigns. Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 10.07 of the Credit Agreement. Except as provided in the Credit Agreement, the Guarantor shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

      Section 11. Execution in Counterparts. This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by telecopier shall be effective as delivery of an original executed counterpart of this Guaranty.

      Section 12. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. (a) This Guaranty shall be governed by, and construed in accordance with, the laws of the State of New York.

      (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO.

      (c) THE GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, DEMAND OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

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      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                               UGS HOLDINGS, INC.

                                               By: /s/ Douglas E. Barnett
                                                   --------------------------
                                                   Name: Douglas E. Barnett
                                                   Title:

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